UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2007

  Getty Realty Corp.
(Exact name of registrant as specified in charter)

Maryland (State of Organization)	001-13777 (Commission File Number)	11-3412575 (IRS Employer Identification No.)

125 Jericho Turnpike, Suite 103
Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (516) 478-5400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 23, 2007, Getty Realty Corp. (the “Company”) acquired five additional properties from GE Capital Solutions, Franchise Finance entities (“GE-FF”), formerly owned by Trustreet Properties, Inc. (“Trustreet”), for the aggregate purchase price of approximately $5.1 million. The Company has now acquired a total of 64 convenience store and gas station properties from GE-FF for an aggregate purchase price of approximately $83.1 million as part of the transaction with Trustreet previously announced in the Company’s Current Report on Form 8-K filed on April 5, 2007 (the “Prior Form 8-K”). The Company may acquire additional properties from GE-FF; provided, however, that there is no assurance of other acquisitions from GE-FF.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Real Estate Acquired.

It is impracticable to provide the required financial statements for the acquired real estate properties described in Item 2.01 above at the time of this filing and no financials (audited or unaudited) are available at this time. The Company hereby confirms that it intends to file the required financial statements on or before 71 days after the date the Prior Form 8-K was filed.

(b)  Pro Forma Financial Information.

See paragraph (a) above.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “Forward Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When the words “believes”, “expects”, “plans”, “projects”, “estimates” and similar expressions are used, they identify forward-looking statements. These forward-looking statements are based on management’s current beliefs and assumptions and information currently available to management and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Information concerning factors that could cause our actual results to differ materially from these forward-looking statements can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as well as in the other filings we make with the Securities and Exchange Commission. We undertake no obligation to publicly release revisions to these forward-looking statements to reflect future events or circumstances or reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY REALTY CORP.

Date: April 25, 2007	By:	/s/ Thomas J. Stirnweis
Thomas J. Stirnweis
Vice President, Treasurer and Chief Financial Officer